Exhibit 10.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of November 21, 2023 (this “Amendment”), is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 18, 2020 (as amended by that First Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement dated December 22, 2021, that Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated February 28, 2022, that Third Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement dated May 13, 2022, and as further amended, supplemented, and restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower requests certain amendments to the Credit Agreement, including (i) a change in the total Commitments, (ii) an extension of the Commitment Termination Date and Final Maturity Date, and (iii) the authorization to replace CDOR with the CORRA benchmark, in each case as more fully set forth herein; and

WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1      Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Fourth Amendment Effective Date” is defined in Article III.

Section 1.2      Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Credit Agreement.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

Section 2.1      Amendments to Credit Agreement.

(a)            Section 1.01 (Definitions) of the Credit Agreement is amended to (i) delete the defined term “Unsecured Notes Due 2022” in its entirety, and (ii) add the following new defined terms in their appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated November 21, 2023, among the Borrower, the Lenders, and the Administrative Agent.

“Fourth Amendment Effective Date” means November 21, 2023.

“Unsecured Notes” means the Borrower’s 4.875% Notes due 2026, issued pursuant to that certain Indenture dated May 5, 2014, between the Borrower, as issuer, and U.S. Bank National Association, as trustee, as supplemented from time to time.

(b)            Section 1.01 (Definitions) of the Credit Agreement is amended to delete the definitions of “Commitment Termination Date”, “Federal Funds Effective Rate”, “Final Maturity Date”, and “Scheduled Payment Date” in their entirety and to replace them with the following:

“Commitment Termination Date” means November 21, 2027, as such date may be extended upon the consent of each affected Lender and the payment by Borrower of a then-market commitment fee.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate as so determined shall ever be less than the Floor, then the Federal Funds Effective Rate shall be deemed to be the Floor.

“Final Maturity Date” means November 21, 2028.

“Scheduled Payment Date” means the 15th day of each calendar month beginning December 15, 2027, and continuing on the 15th day of each calendar month thereafter through and including the Final Maturity Date.

(c)            The last sentence of the definition of “Commitments” in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following sentence: “The aggregate amount of all Dollar Lenders’ Commitments as of the Fourth Amendment Effective Date is $260,000,000.”

(d)            The definitions of “Permitted Refinancing” and “Unsecured Longer-Term Indebtedness” in Section 1.01 of the Credit Agreement are each amended to delete the defined term “Unsecured Notes Due 2022” where it appears and to replace it with the new defined term “Unsecured Notes”.

(e)            Clauses (A) and (B) of Section 2.08(e)(i) (Increase of the Commitments) of the Credit Agreement are deleted in their entirety and replaced with the following clauses:

“(A)      the minimum amount of the Commitment of any Assuming Lender, and the minimum amount of the increase of the Commitment of any Increasing Lender, as part of such Commitment Increase shall be $15,000,000 or a larger multiple of $5,000,000 in excess thereof (or such lesser amount as the Administrative Agent may reasonably agree);

(B)            immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $350,000,000;”

(f)            Clause (a) of Section 5.13 (Calculation of Borrowing Base) is amended to replace “20%” with “12%” whereby such clause (a) shall read in its entirety as follows:

“(a) the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities (collectively, a “Consolidated Group”) exceeding 12% of Shareholders’ Equity of the Borrower (which, for purposes of this calculation shall exclude the aggregate amount of investments in, and advances to, Financing Subsidiaries) shall be 0%;”

(g)            Section 5.14 (Refinancing of Unsecured Notes Due 2022) of the Credit Agreement is deleted in its entirety and replaced with the following:

“Section 5.14      Refinancing of Unsecured Notes. By no later than September 30, 2025, the Borrower shall cause at least the entire outstanding principal balance of the Unsecured Notes to be extended and refinanced under the terms of a Permitted Refinancing that complies with this Agreement (including, but not limited to, Section 6.01(b)).”

(h)            Section 6.07(a) (Minimum Shareholders’ Equity) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)      Minimum Shareholders’ Equity. The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower to be less than $173,255,660 plus 25% of the net proceeds of the sale of Equity Interests by the Borrower and its Subsidiaries after June 30, 2023 (other than proceeds of sales of Equity Interests by and among the Borrower and its Subsidiaries).”

(i)            Section 6.07(d) (Interest Coverage Ratio) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(d)      Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than 1.75 : 1.00 as of the last day of Borrower’s fiscal quarter ending December 31, 2023, and the last day of each fiscal quarter thereafter.”

(j)            Section 6.01(b) (Indebtedness), Section 6.11 (Modifications of Unsecured Notes Due 2022 and Unsecured Longer-Term Indebtedness Documents), and Section 6.12 (Payments of Unsecured Notes Due 2022, SBA Debentures, and Unsecured Longer-Term Indebtedness) of the Credit Agreement are amended to delete the defined term “Unsecured Notes Due 2022” and replace it in each place with the new defined term “Unsecured Notes”.

(k)            The last sentence of Section 9.02(b) (Amendments to this Agreement) is deleted in its entirety and replaced with the following:

“Notwithstanding the foregoing, (i) amendments and modifications to Annex A may be approved and executed in accordance with Section 2.01(b) hereof, and (ii) amendments and supplements to this Agreement and the other Loan Documents for the purpose of replacing the CDOR Rate and Adjusted CDOR Rate may be made in accordance with the terms of the Fourth Amendment.”

(l)            Schedule 1.01(b) (Commitments) is amended and restated in its entirety in the form of Schedule 1.01(b) to this Amendment. On the Fourth Amendment Effective Date, adjustments of Borrowings will be made that will result in, after giving effect to all such deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitments set forth on Schedule 1.01(b) attached hereto. Each Lender party hereto hereby waives any breakage fees or other amounts to which such Lender may otherwise be entitled under Section 2.15 of the Credit Agreement, which may result from the prepayment of any Loan of that Lender on the Fourth Amendment Effective Date as a result of the foregoing adjustments.

Section 2.2      Amendments to Replace CDOR.

(a)            At any time following the Fourth Amendment Effective Date, the Lenders covenant and agree that Administrative Agent, Multicurrency Lender, and the Borrower are authorized to enter into amendments or supplements to the Credit Agreement and the other Loan Documents for the purpose of replacing the CDOR Rate and Adjusted CDOR Rate with a CORRA benchmark rate for Multicurrency Loans denominated in CAD and making technical, administrative or operational changes (including but not limited to timing and frequency of determining rates and making payments of interest, and timing of Borrowing Requests) pursuant to a written agreement which is approved and executed by the Administrative Agent, Multicurrency Lender and the Borrower (whether one or more amendments, the “CORRA Amendment”). “CORRA” means the Canadian Overnight Repo Rate Average as administered and published by the CORRA Administrator. “CORRA Administrator” means the Bank of Canada (or any successor administrator of the Canadian Overnight Repo Rate Average).

(b)            Each Lender consents and agrees that the definitive CORRA Amendment may expressly provide that:

(i)            the CORRA benchmark rate may be a forward-looking term rate (administered by CanDeal Benchmark Administration Services Inc., TSX, Inc. or a successor administrator of the forward-looking term rate selected by the Administrative Agent in its reasonable discretion) and/or a daily compounded rate and may also include options to borrow Multicurrency Loans denominated in CAD as Canadian prime rate loans;

(ii)            the Administrative Agent is authorized to make technical, administrative or operational changes from time to time to use, administer, adopt or implement the CORRA benchmark with respect to Multicurrency Loans denominated in CAD without any further action or consent of any other party to this Agreement or any other Loan Document;

(iii)            Multicurrency Loans in CAD made by the Multicurrency Lender shall remain subject to participation by each Lender as provided in Section 2.01 of the Credit Agreement; and

(iv)            when executed by the Administrative Agent, the CORRA Amendment will be conclusive and binding on each Lender and each Lender authorizes the Administrative Agent to enter into the CORRA Amendment on such Lender’s behalf and on such terms as are acceptable to the Administrative Agent.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1      Effective Date. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received:

(a)            counterparts of this Amendment duly executed and delivered on behalf of the Borrower, each Lender, and the Administrative Agent, together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor;

(b)            a Revolving Credit Note executed by Borrower in the maximum principal amount of each Lender’s Commitment, as requested by any Lender;

(c)            an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Borrower authorizing this Amendment, in form and substance satisfactory to Administrative Agent;

(d)            satisfactory results of UCC lien search reports of Borrower and each Subsidiary Guarantor from each applicable jurisdiction;

(e)            a certificate of existence/good standing for Borrower and each Subsidiary Guarantor from its jurisdiction of formation;

(f)            a legal opinion of counsel to Borrower with respect to this Amendment in form and substance acceptable to the Administrative Agent; and

(g)            payment by the Borrower of all fees payable pursuant to the Fourth Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE IV
MISCELLANEOUS

Section 4.1      Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 4.2      Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

Section 4.3      Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article IX thereof.

Section 4.4      Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.5      Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6      Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.7      Full Force and Effect. On and after the Fourth Amendment Effective Date, each reference in any Loan Document to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Loan Documents.

[Signatures on Following Pages.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary

Signature Page to Fourth Amendment– Stellus

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

	By:	/s/ Mario Gagetta
Mario Gagetta
Vice President

Signature Page to Fourth Amendment– Stellus

FROST BANK,
as a Lender

By:	/s/ Jake Fitzpatrick
Name:	Jake Fitzpatrick
Title:	Senior Vice President

Signature Page to Fourth Amendment– Stellus

CADENCE BANK,
as a Lender

By:	/s/ Tim Ashe
Name:	Tim Ashe
Title:	Senior Vice President

Signature Page to Fourth Amendment– Stellus

CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Marc Galindo
Name:	Marc Galindo
Title:	Duly Authorized Signatory

Signature Page to Fourth Amendment– Stellus

STELLAR BANK,
as a Lender

By:	/s/ Jeff Caley
Name:	Jeff Caley
Title:	SVP - Corporate Banking

Signature Page to Fourth Amendment– Stellus

HANCOCK WHITNEY BANK,
as a Lender

By:	/s/ Ian McKie
Name:	Ian McKie
Title:	SVP

Signature Page to Fourth Amendment– Stellus

WOODFOREST NATIONAL BANK, as a Lender

By:	/s/ Christine Dobbins
Name:	Christine Dobbins
Title:	Vice President

Signature Page to Fourth Amendment– Stellus

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Robert Pitcock
Name:	Robert Pitcock
Title:	Executive Director

Signature Page to Fourth Amendment– Stellus

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	SVP

Signature Page to Fourth Amendment– Stellus

BOKF, NA dba BANK OF TEXAS, as a Lender

By:	/s/ Fernando Sanchez
Name:	Fernando Sanchez
Title:	SVP

Signature Page to Fourth Amendment– Stellus

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT
TO FOURTH AMENDMENT

As an inducement to Administrative Agent and Lenders party thereto to execute, and in consideration of Administrative Agent’s and such Lenders’ execution of, the Fourth Amendment dated as of November 21, 2023 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

[Signatures on Following Pages.]

SUBSIDIARY GUARANTORS:

SCIC – ERC BLOCKER 1, INC.,		SCIC – CC BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – SKP BLOCKER 1, INC.,		SCIC – HOLLANDER BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – APE BLOCKER 1, INC.,		SCIC – ICD BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – CONSOLIDATED BLOCKER, INC.,		SCIC – VENBROOK BLOCKER, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – INVINCIBLE BLOCKER 1, INC.,
a Delaware corporation

By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Authorized Signatory

Subsidiary Guarantors’ Consent and Agreement To

Fourth Amendment – Stellus